                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                  JULY 17, 2001



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-10521                 95-2568550
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


City National Center
400 North Roxbury Drive, Beverly Hills, California                 90210
-----------------------------------------------------      ---------------------
      (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code             (310) 888-6000
                                                           ---------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On July 17, 2001, City National Corporation issued a press release reporting its financial results for the quarter and six months ended June 30, 2001.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated July 17, 2001 reporting financial results for the quarter and six months ended June 30, 2001.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CITY NATIONAL CORPORATION



July 18, 2001                            /s/ Frank P. Pekny
                                         ---------------------------------------
                                         Frank P. Pekny
                                         Executive Vice President and
                                         Chief Financial Officer/Treasurer
                                         (Authorized Officer and
                                         Principal Financial Officer)

CITY NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited) (Dollars in thousands, except per share amount)


                                                                       JUNE 30,
                                                        ---------------------------------------
                                                            2001            2000       % CHANGE
                                                        -----------     -----------    --------
Assets
      Cash and due from banks                           $   441,665     $   448,501        (2)
      Securities                                          1,681,233       1,442,108        17
      Federal funds sold                                     10,000          50,000       (80)
      Loans (net of allowance for credit
          losses of $133,883 and $140,484)                6,433,487       6,204,711         4
      Other assets                                          557,208         531,448         5
                                                        -----------     -----------
          Total assets                                  $ 9,123,593     $ 8,676,768         5
                                                        ===========     ===========

Liabilities and Shareholders' Equity
      Noninterest-bearing deposits                      $ 3,134,792     $ 2,678,556        17
      Interest-bearing deposits                           3,945,842       3,716,298         6
                                                        -----------     -----------
          Total deposits                                  7,080,634       6,394,854        11
      Federal funds purchased and securities sold
          under repurchase agreements                       261,849         243,604         7
      Other short-term borrowed funds                       653,125         955,163       (32)
      Subordinated debt                                     118,939         123,547        (4)
      Other long-term debt                                   94,255         180,000       (48)
      Other liabilities                                      98,951         107,578        (8)
                                                        -----------     -----------
          Total liabilities                               8,307,753       8,004,746         4
      Shareholders' equity                                  815,840         672,022        21
                                                        -----------     -----------
          Total liabilities and shareholders' equity    $ 9,123,593     $ 8,676,768         5
                                                        ===========     ===========

      Book value per share                              $     17.04     $     14.11        21

      Number of shares at period end                     47,888,923      47,623,014         1

CONSOLIDATED STATEMENT OF INCOME
(Unaudited)  (Dollars in thousands, except per share amount)

                                               FOR THE THREE MONTHS ENDED                    FOR THE SIX MONTHS ENDED
                                                          JUNE 30,                                    JUNE 30,
                                       ------------------------------------------    ------------------------------------------
                                            2001           2000          % CHANGE        2001               2000       % CHANGE
                                       -------------    -----------      --------    ------------       ------------   --------
Interest income                        $    156,490     $   164,076         (5)      $   320,682        $   306,143          5
Interest expense                            (51,441)        (59,432)       (13)         (110,716)          (109,252)         1
                                       ------------     -----------                  -----------        -----------
Net interest income                         105,049         104,644          -           209,966            196,891          7
Provision for credit losses                  (6,500)         (4,000)        63           (14,000)            (4,000)       250
                                       ------------     -----------                  -----------        -----------
Net interest income after
  provision for credit losses                98,549         100,644         (2)          195,966            192,891          2
Noninterest income                           32,894          26,790         23            64,155             51,033         26
Noninterest expense                         (79,012)        (76,074)         4          (155,616)          (145,159)         7
                                       ------------     -----------                  -----------        -----------
Income  before taxes                         52,431          51,360          2           104,505             98,765          6
Income taxes                                (16,087)        (17,915)       (10)          (34,570)           (34,312)         1
                                       ------------     -----------                  -----------        -----------
Net income                             $     36,344     $    33,445          9       $    69,935        $    64,453          9
                                       ============     ===========                  ===========        ===========
Net income per share, basic            $       0.76     $      0.70          9       $      1.47        $      1.38          7
                                       ============     ===========                  ===========        ===========
Net income per share, diluted          $       0.74     $      0.68          9       $      1.43        $      1.34          7
                                       ============     ===========                  ===========        ===========
Dividends paid per share               $       0.19     $      0.18          6       $      0.37        $      0.35          6
                                       ============     ===========                  ===========        ===========

Cash net income                        $     40,300     $    37,154          8       $    77,832        $    71,054         10
                                       =============    ============                 ============   ================
Cash net income per share, basic       $       0.84     $      0.78          8       $      1.63        $      1.52          7
                                       =============    ============                 ============   ================
Cash net income per share, diluted     $       0.82     $      0.76          8       $      1.59        $      1.48          7
                                       =============    ============                 ============   ================

Shares used to compute per share
   net income, basic                     47,768,235      47,540,159                   47,725,720         46,791,844

Shares used to compute per share
   net income, diluted                   49,218,635      48,936,743                   49,026,705         47,986,361

CITY NATIONAL CORPORATION
SELECTED FINANCIAL INFORMATION
(unaudited)  (Dollars in thousands)

PERIOD END                                                           JUNE 30,
                                                       --------------------------------------
                                                           2001           2000      % CHANGE
                                                       -----------    -----------   --------
Loans
      Commercial (a)                                   $ 2,902,807    $ 2,782,611        4
      Residential first mortgage                         1,407,621      1,238,224       14
      Real estate mortgage                               1,582,691      1,395,187       13
      Real estate construction                             490,146        421,178       16
      Installment                                           73,569         65,702       12
                                                       -----------    -----------
          Total relationship loans                       6,456,834      5,902,902        9
      Syndicated non-relationship (a)                      110,536        442,293      (75)
                                                       -----------    -----------
          Total loans                                  $ 6,567,370    $ 6,345,195        4
                                                       ===========    ===========

(a) Commercial loans were $2,939,893 and syndicated non-relationship loans were $148,318 at March 31, 2001

Deposits
      Noninterest bearing                              $ 3,134,792    $ 2,678,556       17
      Interest-bearing, core                             2,587,181      2,374,630        9
                                                       -----------    -----------
          Total core deposits                            5,721,973      5,053,186       13
      Time deposits - $100,000 and over                  1,358,661      1,341,668        1
                                                       -----------    -----------
          Total deposits                               $ 7,080,634    $ 6,394,854       11
                                                       ===========    ===========

Credit Quality
      Nonaccrual loans and ORE (b)
          Relationship loans                           $    28,942    $    31,735       (9)
          Syndicated non-relationship loans                  8,143          3,342      144
                                                       -----------    -----------
                                                            37,085         35,077        6
      ORE                                                    1,212            447      171
                                                       -----------    -----------
          Total nonaccrual loans and ORE               $    38,297    $    35,524        8
                                                       ===========    ===========

      Relationship nonaccrual loans
        and ORE to total relationship
        loans and ORE                                         0.47           0.55      (15)
      Total nonaccrual loans and
        ORE to total loans and ORE                            0.58           0.56        4

      Loans past due 90 days or more
        on accrual status                              $    13,107    $     5,703      130
                                                       ===========    ===========

      Restructured loans on accrual status             $     1,463    $     2,532      (42)
                                                       ===========    ===========

(b) Nonaccrual loans were $52,729 at March 31, 2001 including $35,986 of relationship loans and $16,743 of syndicated non-relationship loans


                                                            FOR THE THREE MONTHS ENDED               FOR THE SIX MONTHS ENDED
ALLOWANCE FOR CREDIT LOSSES                                           JUNE 30,                                JUNE 30,
                                                       -------------------------------------     ---------------------------------
                                                           2001           2000      % CHANGE        2001           2000    % CHANGE
                                                       -----------    -----------   --------     ---------      ---------  --------
Beginning balance                                      $   134,727    $   140,450       (4)      $ 135,435      $ 134,077       1
      Additions from acquisitions                                -              -        -               -          9,927    (100)
      Provision for credit losses                            6,500          4,000       63          14,000          4,000     250
      Charge-offs (c)
          Relationship loans                                (7,725)        (5,688)      36         (17,708)       (10,181)     74
          Syndicated non-relationship loans                 (3,113)        (3,166)      (2)         (5,214)        (4,232)     23
                                                       -----------    -----------                ---------      ---------
                                                           (10,838)        (8,854)      22         (22,922)       (14,413)     59
      Recoveries (d)                                         3,494          4,888      (29)          7,370          6,893       7
                                                       -----------    -----------                ---------      ---------
          Net charge-offs                                   (7,344)        (3,966)      85         (15,552)        (7,520)    107
                                                       -----------    -----------                ---------      ---------
Ending Balance                                         $   133,883    $   140,484       (5)      $ 133,883      $ 140,484      (5)
                                                       ===========    ===========                =========      =========
Net relationship charge-offs to
   average relationship loans (annualized)                   (0.27)%        (0.06)%    350           (0.34)%        (0.12)%   183
Total net charge-offs to average
   loans (annualized)                                        (0.45)         (0.25)      80           (0.48)         (0.25)     92

Allowance for credit losses to total loans                                                            2.04           2.21      (8)
Allowance for credit losses to nonaccrual loans                                                     361.02         400.50     (10)

(c) Charge-offs in the first quarter 2001 were $9,983 in relationship loans and $2,101 in syndicated non-relationship loans

(d) Includes $44 and $275 in syndicated non-relationship loans for the second quarter and first half of 2001, respectively

CITY NATIONAL CORPORATION
SELECTED FINANCIAL INFORMATION
(unaudited)  (Dollars in thousands except per share amounts)


                                                            FOR THE THREE MONTHS ENDED                  FOR THE SIX MONTHS ENDED
                                                                     JUNE 30,                                     JUNE 30,
                                                      ------------------------------------      ------------------------------------
                                                        2001          2000        % CHANGE         2001           2000      % CHANGE
                                                      -----------   -----------   --------      -----------    -----------  --------
AVERAGE BALANCES
Loans
      Commercial                                     $ 2,948,989    $ 2,815,521        5        $ 2,970,896    $ 2,611,147      14
      Residential first mortgage                       1,338,909      1,225,906        9          1,315,175      1,216,906       8
      Real estate mortgage                             1,594,040      1,336,108       19          1,557,778      1,238,711      26
      Real estate construction                           446,949        403,339       11            457,939        390,386      17
      Installment                                         74,691         62,441       20             73,961         62,614      18
                                                     -----------    -----------                 -----------    -----------
          Total relationship loans                     6,403,578      5,843,315       10          6,375,749      5,519,764      16
      Syndicated non-relationship                        133,797        488,406      (73)           153,838        516,266     (70)
                                                     -----------    -----------                 -----------    -----------
          Total loans                                $ 6,537,375    $ 6,331,721        3        $ 6,529,587    $ 6,036,030       8
                                                     ===========    ===========                 ===========    ===========

Securities                                           $ 1,690,786    $ 1,381,920       22        $ 1,624,282    $ 1,295,400      25
Interest-earning assets                                8,308,244      7,768,320        7          8,212,922      7,387,367      11
Assets                                                 9,132,024      8,525,861        7          9,026,738      8,093,736      12
Core deposits                                          5,510,106      5,072,101        9          5,322,092      4,796,929      11
Deposits                                               6,975,066      6,277,831       11          6,881,386      5,977,097      15
Shareholders' equity                                     797,398        660,325       21            781,146        629,246      24

NONINTEREST INCOME
      Trust and investment fee revenue               $    14,779    $    11,825       25        $    28,452    $    22,782      25
      Cash management and deposit
        transaction fees                                   7,583          5,749       32             14,131         11,306      25
      International services                               3,840          3,749        2              7,399          7,057       5
      Bank owned life insurance                              697            657        6              1,421          1,278      11
      Other                                                4,565          4,815       (5)             9,588          8,387      14
                                                     -----------    -----------                 -----------    -----------
          Subtotal - recurring                            31,464         26,795       17             60,991         50,810      20
      Gain on sale of loans and assets /
        debt repurchase                                      891              -      N/M              1,648              5     N/M
      Gain (loss) on sale of securities                      539             (5)     N/M              1,516            218     595
                                                     -----------    -----------                 -----------    -----------
          Total                                      $    32,894    $    26,790       23        $    64,155    $    51,033      26
                                                     ===========    ===========                 ===========    ===========

NONINTEREST EXPENSE
      Salaries and other employee benefits           $    42,711    $    41,587        3        $    85,485    $    80,438       6
                                                     -----------    -----------                 -----------    -----------
      All Other
        Professional                                       6,358          6,306        1             12,122         11,691       4
        Net occupancy of premises                          6,628          5,743       15             12,972         10,548      23
        Information services                               4,088          3,409       20              7,917          6,996      13
        Marketing and advertising                          3,316          3,621       (8)             5,897          6,324      (7)
        Depreciation                                       3,413          3,241        5              6,750          6,281       7
        Office services                                    2,424          2,776      (13)             4,634          4,842      (4)
        Amortization of goodwill                           3,220          2,974        8              6,427          5,232      23
        Amortization of core deposit intangibles           1,405          1,405        -              2,809          2,636       7
        Equipment                                            603            737      (18)             1,099          1,202      (9)
        Acquisition integration                                -             13     (100)                 -          1,322    (100)
        Other operating                                    4,846          4,262       14              9,504          7,647      24
                                                     -----------    -----------                 -----------    -----------
          Total all other                                 36,301         34,487        5             70,131         64,721       8
                                                     -----------    -----------                 -----------    -----------
          Total                                      $    79,012    $    76,074        4        $   155,616    $   145,159       7
                                                     ===========    ===========                 ===========    ===========

SELECTED RATIOS
For the Period
      Return on average assets                              1.60%          1.58%       1               1.56%          1.60%     (3)
      Return on average shareholders' equity               18.28          20.37      (10)             18.05          20.60     (12)
      Net interest margin                                   5.23           5.58       (6)              5.32           5.53      (4)
      Efficiency ratio                                     55.87          56.51       (1)             55.60          57.13      (3)
      Dividend payout ratio                                24.39          24.85       (2)             25.28          25.18       -
      Cash return on average assets                         1.81           1.79        1               1.78           1.80      (1)
      Cash return on average shareholders' equity          26.40          31.28      (16)             26.19          29.00     (10)
      Cash efficiency ratio                                52.60          53.26       (1)             52.31          54.03      (3)

Period End
      Tier 1 risk-based capital ratio                                                                  8.76           7.49      17
      Total  risk-based capital ratio                                                                 11.64          10.56      10
      Tier 1 leverage ratio                                                                            6.97           6.19      13

          (Released to Business Wire this date)
